Disposal groups held for sale	12 Months Ended
Jun. 30, 2021
Disposal groups held for sale
Disposal groups held for sale
12	Disposal groups held for sale

		2021	2020
for the year ended 30 June		Rm	Rm
Assets in disposal groups held for sale	Segment
Investment in Republic of Mozambique Pipeline Investment Company (Pty) Ltd (ROMPCO)	Gas	6 085	5 951
Central Termica de Ressano Garcia S.A. (CTRG)	Gas	3 034	—
Canadian shale gas assets	Gas	1 181	—
US Base Chemicals Assets	Chemicals America	—	71 001
Secunda Operations Air Separation Units	Fuels and Chemicals Africa	—	5 675
Other	Chemicals America, Chemicals Eurasia, Chemicals Africa, Fuels and Mining	331	1 641
		10 631	84 268
Liabilities in disposal groups held for sale	Segment
Investment in Republic of Mozambique Pipeline Investment Company (Pty) Ltd (ROMPCO)*	Gas	(1 771)	(2 604)
Central Termica de Ressano Garcia S.A. (CTRG)	Gas	(1 109)	—
Canadian shale gas assets	Gas	(824)	—
US Base Chemicals Assets	Chemicals America	—	(2 425)
Secunda Operations Air Separation Units	Fuels and Chemicals Africa	—	(38)
Other	Chemicals America, Chemicals Eurasia, Fuels and Mining	(2)	(464)
		(3 706)	(5 531)

*Reduction relates mainly to debt repaid during the year.

Refer to notes 17, 18, 20, 29 and 33 for disposal groups transferred to held for sale.

Significant disposal groups held for sale in 2021

Investment in Republic of Mozambique Pipeline Investment Company (Pty) Ltd (ROMPCO)

Sasol concluded a sale and purchase agreement in terms of which it agreed to dispose of a 30% interest in ROMPCO. Sasol will retain a 20% shareholding in ROMPCO and will continue to operate and maintain the pipeline in terms of the commercial agreement between Sasol and ROMPCO. Sasol’s interest in ROMPCO will be sold for a consideration comprising an initial amount of R4,145 billion and a deferred payment of up to R1 billion payable if certain agreed milestones are achieved by 30 June 2024. Two of the existing shareholders, the South African Gas Development Company Limited (iGas) and Companhia Moçambicana de Gasoduto S.A.R.L. (CMG), have recently exercised their pre-emptive right to acquire 30% of Sasol’s equity in ROMPCO. The sale will therefore now be concluded with iGas and CMG. This process is well underway, and will be subject to a few conditions precedent, including the standard regulatory approvals. It is expected that the sale will become effective during the second half of calendar year 2021.

Central Térmica de Ressano Garcia S.A. (CTRG)

Sasol entered into a Sale Securities Purchase Agreement for the divestment of our full shareholding in CTRG, the gas-to-power plant located in Ressano Garcia, Mozambique. The transaction is subject to a number of conditions precedent. The assets and liabilities of CTRG were classified as held for sale at 30 June 2021. The divestment is expected to be concluded in the next 12 months.

12Disposal groups held for sale continued

Canadian shale gas assets

Sasol signed an agreement to divest of all our interests in Canada.The transaction closed on 29 July 2021. R521 million, (CAD 45 million) of the previous impairments was reversed at 30 June 2021 to measure the carrying value of the disposal group at its fair value less cost to sell.

Significant disposal groups held for sale in prior periods

US Base Chemicals Assets

On 17 March 2020, we announced as part of the response plan that we would explore the potential for partnering options at our Base Chemicals assets in the US. This process has seen strong global interest and is now at an advanced stage and a number of non-binding offers were received coupled with the decision to undertake a partnering process. The assets and liabilities relating to our Base Chemicals portfolio within Sasol Chemicals USA were classified as disposal groups held for sale at 30 June 2020. An impairment of R72,6 billion (US$4,2 billion), has been recognised, reducing the carrying value of the disposable asset down to its fair value less cost to sell.

12Disposal groups held for sale continued

Secunda Air Separation Unit

Prior to year end, the Group commenced a process to dispose of its sixteen air separation units and this was approved by the appropriate Board Committee and Sasol South Africa board.

On 28 July 2020, Sasol South Africa Limited (“SSA”), announced that an exclusive negotiation agreement had been signed with Air Liquide for the sale of its sixteen air separation units and associated business located in Secunda.

Definitive Agreements for the divestment are in the process of being negotiated. The proceeds of approximately R8,5 billion (R5,525 billion plus EUR147,5 million, translated at Closing to US$) will be received after fulfilment of various conditions, including Competition Commission approval. Assets and liabilities associated with the air separation units were classified as held for sale on 30 June 2020.

Investment in Republic of Mozambique Pipeline Investment Company (Pty) Ltd (ROMPCO)

The Group has commenced a process to divest from some or all of its shareholding in ROMPCO. ROMPCO owns and operates the natural gas transmission pipeline between Temane in Mozambique and Secunda in South Africa for the transportation of natural gas produced in Mozambique to markets in Mozambique and South Africa. The assets and liabilities of ROMPCO were classified as held for sale as at 30 June 2020 following approval by the Board to continue with the divestment process.

12Disposal groups held for sale continued

Accounting policies:

A non-current asset or disposal group (a business grouping of assets and their related liabilities) is designated as held for sale when its carrying amount will be recovered principally through a sale transaction rather than through continuing use. The classification as held for sale of a non-current asset or disposal group occurs when it is available for immediate sale in its present condition and the sale is highly probable. A sale is considered highly probable if management is committed to a plan to sell the non-current asset or disposal group, an active divestiture programme has been initiated, the non-current asset or disposal group is marketed at a price reasonable to its fair value and the disposal will be completed within one year from classification.

Where a disposal group held for sale will result in the loss of control or joint control of a subsidiary or joint operation, respectively, all the assets and liabilities of that subsidiary or joint operation are classified as held for sale, regardless of whether a non- controlling interest in the former subsidiary or an ongoing interest in the joint operation is to be retained after the sale.

Where a disposal group held for sale will result in the loss of joint control of a joint venture or significant influence of an associate, the full investment is classified as held for sale. Equity accounting ceases from the date the joint venture or associate is classified as held for sale.

Before classification of a non-current asset or disposal group as held for sale, it is reviewed for impairment. The impairment loss charged to the income statement is the excess of the carrying amount of the non-current asset over its expected fair value less costs to sell.

No depreciation or amortisation is provided on non-current assets from the date they are classified as held for sale.